Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses (Detail) - USD ($) $ in Thousands	Jun. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Accrued Liabilities And Other Liabilities [Abstract]
Preclinical and clinical studies	$ 1,124	$ 1,473	$ 941
Compensation and benefits	765	614	830
Accounting and legal	254	240	227
Other	96	111	369
Total accrued expenses and other current liabilities	$ 2,239	$ 2,438	$ 2,367